SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Balanced Fund DWS Blue Chip Fund DWS Disciplined Market Neutral Fund DWS Diversified International Equity Fund DWS Global Inflation Plus Fund	DWS Growth & Income Fund DWS LifeCompass 2015 Fund DWS LifeCompass 2020 Fund DWS LifeCompass 2030 Fund DWS LifeCompass Retirement Fund DWS Select Alternative Allocation Fund	DWS Short Duration Plus Fund DWS Small Cap Core Fund DWS Strategic Government Securities Fund DWS Strategic Income Fund

The following information replaces similar disclosure or supplements existing disclosure in the section entitled “MANAGEMENT” of each fund’s summary prospectus:

On January 26, 2010, Deutsche Investment Management Americas Inc. (the ”Advisor”) announced its intention to transition members of its Quantitative Strategies Group (the “QS Group”), including members of the fund’s portfolio management team, out of the Advisor into a separate investment advisory firm named QS Investors, LLC (“QS Investors”) that will be unaffiliated with the Advisor (the “Separation”).  The Separation is expected to be completed during the third quarter of 2010.  In order for the fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, the Advisor recommended that the fund’s Board approve a sub–advisory agreement between the Advisor and QS Investors (the “Sub–Advisory Agreement”).  On May 4, 2010, following a review of QS Investors’ capabilities, the terms of the Separation and Sub–Advisory Agreement, the fund’s Board approved the Sub–Advisory Agreement.  This action was taken pursuant to an order the fund and the Advisor requested and received from the Securities and Exchange Commission that permits the Advisor, with the approval of the fund’s Board, to appoint subadvisors that are not affiliated with the Advisor to manage all or a portion of the fund’s assets without the need for a shareholder meeting or vote.  The Sub–Advisory Agreement will become effective upon the effective date of the Separation.

Effective upon the Separation, the following information supplements the existing disclosure in the section entitled “MANAGEMENT” of each fund’s summary prospectus:

Subadvisor

QS Investors, LLC

Please Retain This Supplement for Future Reference
June 8, 2010
DMF–3602SUM